WELLS FARGO FUNDS TRUST

                         National Limited Term Tax-Free Fund
                         Institutional  Class
                         National Tax-Free Fund
                         Class A, Class B, Class C and Institutional Class

                         Supplement dated August 25, 2000 to the
                         Prospectuses dated November 8, 1999



         Effective August 25, 2000, Stephen Galiani is responsible as portfolio manager for the day-to-day management of the National Tax-Free Fund. Effective August 1, 2000, Patricia Hovanetz, CFA, is solely responsible as the portfolio manager for the day-to-day management of the National Limited Term Tax-Free Fund. Mark Walter no longer assists Ms. Hovanetz in her responsibilities for this Fund.